EXHIBIT 10.1



                              C.K. COOPER & COMPANY
                                    Suite 700
                             18300 Von Karman Avenue
                                Irvine, CA 92612




February 10, 2005



CHEETAH OIL & GAS
P.O. Box 929
Penticton, BC  V2A 6J9
Canada


Attention:    Mr. Garth Braun


         This letter will confirm our understanding that C. K. Cooper & Company, Inc. ("CKCC") has been engaged to act as exclusive financial adviser to Cheetah Oil & Gas (the "Company"), subject to the terms and conditions set forth below, with respect to the services to be provided to the Company by CKCC as specified in Schedule A attached hereto for the term specified in Schedule A.

         1. In its capacity as financial advisor, CKCC will provide the Company with financial advice and assistance in connection with the matters set forth on Schedule A hereto.

         2. The Company agrees to pay CKCC as compensation for its services under this engagement the fees as described on Schedule B attached hereto at the times and manner specified on Schedule B.

         3. In addition to the compensation described in Schedule B, the Company shall, promptly upon request, reimburse CKCC for all reasonable out-of-pocket expenses (including any reasonable fees and disbursements of CKCC's outside advisers) incurred in connection with this engagement. Any expense in excess of $1,000.00 or any item of aggregate expense in any one month that exceeds $6,000 shall be approved in advance by the Company.

         4. The Company agrees that all advice and any documents or opinions prepared or given by CKCC in connection with its engagement hereunder is for the benefit and use of the Company (but in the case of any opinion, solely the Board of Directors of the Company) in connection with the services covered by this Agreement and that no such advice, documents or opinions shall be used for any other purpose or be disclosed, reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor shall any public references to CKCC or the documents or opinions be made by or on behalf of the Company, in each case without CKCC's prior written consent, which consent shall not be unreasonably withheld.


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                                                               CHEETAH OIL & GAS
                                                               February 10, 2005
                                                                          Page 2


         5. The Company agrees that CKCC has been retained to act solely as financial advisor to the Company, and not as an advisor to or agent of any other person, and that the Company's engagement of CKCC is not intended to confer rights upon any person not a party hereto (including stockholders, employees or creditors of the Company) as against CKCC or its affiliates, or their directors, officers, employees or agents. The Company further agrees that under no circumstances shall the execution of this agreement or any act of CKCC hereunder commit or be deemed a commitment by CKCC (or any affiliate) to provide or arrange any bank financing, other debt or equity financing for any transaction or to purchase any security in connection therewith. CKCC, as an independent contractor under this agreement, shall not assume the responsibilities of a fiduciary to the Company or its stockholders in connection with the performance of CKCC's services hereunder.

         6. Please be advised that CKCC and its affiliates are engaged in a broad range or securities activities and financial services. In the ordinary course CKCC's business, CKCC or its affiliates (i) may at any time hold long or short positions, and may trade or otherwise effect transactions, for CKCC's own account or the accounts of customers, in debt or equity securities of the Company or any other company that may be involved in any proposed transaction and (ii) may at any time be providing or arranging financing and other financial services to other companies that may be involved in a competing transaction.

         7. The Company and CKCC agree to the provisions with respect to the Company's indemnity of CKCC and other matters set forth in Schedule C, the terms of which are incorporated herein in their entirety.

         8. CKCC's engagement hereunder may be terminated at any time by either CKCC or the Company, it being understood that upon termination, this agreement shall have no further force or effect, except that any termination of CKCC's engagement hereunder for any reason shall not affect the Company's obligations to pay CKCC fees accruing prior to such termination to the extent provided for in Schedule B, to provide indemnification as provided in Schedule C hereto, and to reimburse expenses as set forth herein and therein. In the event of a termination by the Company, the Company shall pay to CKCC all current fees due to CKCC pursuant to Schedule B. In addition, provisions relating to the status of CKCC as an independent contractor, the limitation on to whom CKCC shall owe any duties, governing law, choice or forum, successors and assigns, and the waiver of the right to trial by jury shall survive any termination of this agreement.

         9. This agreement, including Schedules A, B & C, and any rights, duties or obligations hereunder may not be waived, amended, modified or assigned, in any way, in whole or in part, including by operation of law, without the prior written consent of, and shall inure to the benefit of and be binding upon the successors, assigns and personal representatives of, each of the parties hereto.

         10. All of the Schedules to this agreement are an integral part of this agreement and shall survive any termination or expiration of this agreement.

         11. In case any provision of this agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this agreement shall not in any way be affected or impaired thereby.

         13. This agreement and any claim or dispute of any kind or nature whatsoever arising our or, or relating to, this agreement or CKCC's engagement hereunder, directly or indirectly (including any claim concerning advice provided pursuant to this agreement), shall be governed by and construed in accordance with the laws of the State of California. Any rights to trial by jury with respect to any claim, action or proceeding, directly or indirectly, arising out of, or relating to, this agreement or CKCC's engagement hereunder are waived by CKCC and the Company.


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                                                               CHEETAH OIL & GAS
                                                               February 10, 2005
                                                                          Page 3

         14. The Company agrees that, during the term of this agreement (as specified in Schedule A) and for a period of 12 months thereafter, it shall not disclose the name of CKCC or any members of CKCC's deal team in any public disclosure, documents or material without CKCC's consent, provided that the foregoing prohibition shall not apply to situations in which the Company is compelled to do so by a governmental agency or a court. The Company agrees that the unauthorized disclosure or use of the foregoing information will cause irreparable harm and significant injury to CKCC for which money damages may be inadequate or difficult to ascertain. Accordingly, the Company agrees that CKCC shall have the right to seek an immediate injunction enjoining any breach of this Section 14. The Company agrees further that, if it fails to comply with any of its obligations, other than inadvertent disclosure, as set forth in this
Section 14, the Company shall pay to CKCC, upon demand, as liquidated damages, the sum of $50,000 plus any actual out-of-pocket expenses, as well as any attorneys' fees expended in enforcing this Section 14.

         We are pleased to accept this engagement and look forward to working with the Company. Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed duplicate if this letter, which shall thereupon constitute a building agreement.


                                             Very truly yours,
                                             C. K. COOPER & COMPANY, INC.


                                             By:  /s/Alexander G. Montano
                                                  ---------------------------
                                                  Name:  Alexander G. Montano
                                                  Title: Managing Director


Accepted and agreed to as of the date first written above:



Cheetah Oil & Gas



By: /s/Garth Braun
    -------------------------------
    Name:   Garth Braun
    Title:  Chief Executive Officer



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                                   SCHEDULE A

                 SERVICES TO BE PERFORMED AND TERM OF AGREEMENT


SERVICES:

C. K. Cooper & Company has been engaged to assist the Company by providing general advice to the Company, its growth strategies, and position within the public capital markets.

TERM:

       Effective Date:        February 10, 2005

       Expiration Date:       February 10, 2006






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                                   SCHEDULE B

                                 FEES TO BE PAID

The following fees shall be paid to CKCC for rendering the services outlined in Schedule A. Both parties recognize that if additional work is performed by CKCC such as capital formation, specific transaction advisory, or the like, that such services and related compensation shall be outlined in a subsequent engagement agreement.

     a) A fee equal to 7,500 shares of common stock issued to CKCC at an inferred value of $50,000.00.









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                                   SCHEDULE C

                                 INDEMNIFICATION


The Company agrees to indemnify CKCC, any controlling person of CKCC and each of their respective directors, officers, employees, agents, affiliates and representatives (each, an "Indemnified Party") and hold each of them harmless against any and all losses, claims, damages, expenses, liabilities, joint or several (collectively, "Liabilities") to which the Indemnified Parties may become liable, directly or indirectly, arising out of or relating to the engagement under the letter agreement to which this Schedule I is attached (the "Letter Agreement"), unless it is finally judicially determined that the Liabilities resulted from the gross negligence or willful misconduct of any Indemnified Party. The Company further agrees to reimburse each Indemnified Party promptly upon request for all expenses (including reasonable attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for, defense of, or providing evidence in, any action, claim, suit, proceeding or investigation, directly or indirectly, arising out of, or relating to, the engagement under the Letter Agreement, whether or not pending or threatened and whether or not any Indemnified party is formal part to such proceeding; provided, however, that if it is finally judicially determined that the Liabilities resulted from the gross negligence or willful misconduct of any Indemnified Party, the Indemnified Parties shall remit to the Company any amounts reimbursed pursuant to this sentence. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any person asserting claims on behalf of or in right of the Company, directly or indirectly, arising out of, or relating to, the engagement under the Letter Agreement, unless it is finally judicially determined that such liability resulted from the gross negligence or willful misconduct of such Indemnified Party. In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company or any affiliate of the Company, or any Target referred to in the initial paragraph of the Letter Agreement, in which such Indemnified Party is not named (and is not subsequently named) as a defendant, the Company agrees to reimburse CKCC for all reasonable Expenses incurred by it in connection with such Indemnified Party's appearing in preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its outside legal counsel.

An  Indemnified  Party  shall  promptly  notify the Company in writing as to any action, claim, suit, proceeding or investigation for which indemnity may be sought, but the omission so to notify the Company will not relieve the Company from any liability which it may have to any Indemnified Party hereunder to the extent that it is not materially prejudiced as a result of such failure. After such notice to the Company, the Company shall be entitled to participate in, and to the extent that it shall elect by written notice delivered to such
Indemnified  Party  promptly  after  receiving  the  aforesaid  notice  of  such
Indemnified Party, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified party such action, claim, suit, proceeding or investigation and shall pay as incurred the fees and expenses of such counsel related to such action, claim, suit, proceeding or investigation. In any action, claim, suit, proceeding or investigation, any Indemnified Party shall have the right to retain its own separate counsel at such Indemnified Party's own expense and not subject to reimbursement by the Company; provided, however, that the Company shall pay as incurred the fees and expenses of such counsel incurred in connection with investigation, preparing, defending, paying settling or compromising any action, claim, suit, proceeding or investigation if (i) the parties to such action, claim, suit, proceeding or investigation include both the Indemnified Party and the Company; (ii) the use of counsel chosen by the Company to represent both the Company and such Indemnified Party would present such counsel with an actual or potential conflict of interest; (iii) the Company shall not have employed satisfactory counsel to represent the Indemnified Party within a reasonable time after notice of the institution of such action, claim, suit, proceeding or investigation; or (iv) the Company shall authorize the Indemnified Party to employ separate counsel (in addition to any local counsel) at the expense of the Company. The Company shall not, in connection with any action, claim, suit, proceeding or investigation, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Indemnified Parties, and in the event that separate counsel is to be retained to represent one or more Indemnified parties, such separate counsel shall be chosen by CKCC. Provided that the Company has retained, or is paying the fees and expenses of, counsel as provided in this paragraph, the Company will not be liable for any settlement, compromise or consent to the entry of any judgment in action, claim, suit, proceeding, or investigation affected without the prior written consent of the Company, which consent shall not be unreasonable withheld.


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The Company agrees that, with CKCC's prior written consent,  it will not settle, compromise or consent to the entry of any judgment in any claim, action, suit, proceeding or investigation in respect of which indemnification could be sought hereunder (whether or not CKCC or any other Indemnified Party is an actual or potential party to such claim, action, suit, proceeding or investigation), unless (a) such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from any liabilities arising out of such claim, action, suit, proceeding or investigation and (b) the parties agree that the terms of such settlement shall remain confidential.

The Company and CKCC agree that if any indemnification or reimbursement sought pursuant to the first paragraph of this Schedule I is for any reason unavailable for insufficient to hold it harmless (except by reason of the gross negligence or willful misconduct of an Indemnified Party) then, whether or not CKCC is the person entitled to indemnification or reimbursement, the Company and ACKCC shall contribute to the Liabilities for which such indemnification or reimbursement is held unavailable in such proportion as a appropriate to reflect (a) the relative benefits to the Company on the one hand and CKCC on the other hand, in connection with the transaction to which such indemnification or reimbursement relates or (b) if the allocation provided by clause (a) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (a), but also the relative fault of the parties as well as any other relevant equitable considerations, provided, however, that in no event shall the amount to be contributed by CKCC exceed the fees actually received by CKCC under the Letter Agreement. The Company agrees that, for the purpose of this paragraph, the relative benefits to the Company and CKCC of the contemplated transaction (whether or not such transaction is consummated) shall be deemed to be in the same proportion that the aggregate consideration payable, exchangeable or transferable (or contemplated to be payable, exchangeable or transferable) in such transaction bears to the fees paid or payable to CKCC as financial advisor under the Letter Agreement.

The rights of the Indemnified parties referred to above shall be in addition to any rights that any Indemnified Party may otherwise have.



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